Scout Investments
Scout Core Bond Fund
Scout Core Plus Bond Fund
Scout Unconstrained Bond Fund

Supplement dated February 24, 2017 to the Prospectus dated October 31, 2016, as supplemented

The "Rule 12b-1 Plan" sub-section of the "Before You Invest" section on page 55 of the Prospectus is deleted in its entirety and replaced with the following:

Rule 12b-1 Plans. Class Y shares of the Scout Core Bond, Core Plus Bond and Unconstrained Bond Funds have Distribution and Servicing Plans, sometimes known as Rule 12b-1 plans, under which the Scout Core Bond, Core Plus Bond and Unconstrained Bond Funds pay fees of 0.25% per year to those who sell and distribute Class Y shares of the Scout Core Bond, Core Plus Bond and Unconstrained Bond Funds and provide other services to shareholders. Because these fees are paid out of the assets of the Class Y shares of the Scout Core Bond, Core Plus Bond and Unconstrained Bond Funds on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

You should keep this Supplement for future reference. Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments
Scout Core Bond Fund
Scout Core Plus Bond Fund
Scout Unconstrained Bond Fund

Supplement dated February 24, 2017 to the Statement of Additional Information ("SAI") dated October 31, 2016, as supplemented

The first two paragraphs of the "Rule 12b-1 Plans and Shareholder Servicing Plan" sub-section of the "Purchase, Redemption and Pricing of Shares" section beginning on page 111 of the SAI are deleted in their entirety and replaced with the following:
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Distribution and Servicing Plans (the "12b-1 Plans") for the Class Y shares of the Scout Core Bond, Core Plus Bond and Unconstrained Bond Funds.  Additionally, the Trust has adopted a Shareholder Servicing Plan (the "Shareholder Servicing Plan") for the Class Y shares of the Scout Core Bond and Core Plus Bond Funds.  No Shares, other than Class Y shares of the Scout Core Bond, Core Plus Bond and Unconstrained Bond Funds, are included in calculating the 12b-1 Plans' fees.  No Shares, other than Class Y shares of the Scout Core Bond and Core Plus Bond Funds, are included in calculating the Shareholder Servicing Plan's fees.  The 12b-1 Plans are only used in the distribution, marketing and servicing of Class Y shares of the Scout Core Bond, Core Plus Bond and Unconstrained Bond Funds.  The Shareholder Servicing Plan is only used in the servicing of Class Y shareholders of the Scout Core Bond and Core Plus Bond Funds.  Only shareholders of Class Y shares of the Scout Core Bond, Core Plus Bond and Unconstrained Bond Funds may vote on matters affecting the 12b-1 Plans.  Only shareholders of Class Y shares of the Scout Core Bond and Core Plus Bond Funds may vote on matters affecting the Shareholder Servicing Plan.
Under the 12b-1 Plans, the Trust, on behalf of the Class Y shares of the Scout Core Bond, Core Plus Bond and Unconstrained Bond Funds, pays to UMB Distribution Services, LLC (the "Distributor") or others a monthly fee of 0.25% per annum of the average daily net assets of each such Fund's respective Class Y shares.  Such payments are intended to compensate the Distributor or others who have entered into an Agreement for the Sale and Servicing of the Funds for, among other things, (a) expenses incurred by such parties in the promotion and distribution of the Class Y shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation and distribution of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others; and (b) shareholder services provided for existing Class Y shareholders of the Funds, including but not limited to, the expenses of assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from a Fund on behalf of customers, forwarding certain shareholder communications from a Fund to customers, receiving and answering correspondence, and aiding in maintaining the investment of their respective customers in a Fund.
You should keep this Supplement for future reference. Additional copies of the SAI may be obtained free of charge by calling (800) 996-2862.